                                 EXECUTION COPY



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                     FIFTEENTH SUPPLEMENTAL LEASE AGREEMENT

                                 BY AND BETWEEN

                     MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

                                       AND

                           FEDERAL EXPRESS CORPORATION

                           DATED AS OF JANUARY 1, 1997



AMENDING THE CONSOLIDATED AND RESTATED LEASE AGREEMENT DATED AS OF AUGUST 1, 1979 BETWEEN THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY AND FEDERAL EXPRESS CORPORATION.

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

                                TABLE OF CONTENTS


SECTION                                                                  PAGE
-------                                                                  ----
  1       Definitions...................................................   6

  2       Granting Leasehold............................................   6

  3       Term; Delivery and Acceptance of  Possession..................   7

  4       Rental........................................................   8

  5       Hazardous Substances/Waste....................................   8

  6       Lease Agreement Still in Effect; Provisions Thereof Applicable
          to this Fifteenth Supplemental Lease Agreement................   9

  7       Descriptive Headings..........................................   9

  8       Effectiveness of this Fifteenth Supplemental Lease Agreement.   10

  9       Execution of Counterparts....................................   10

 10       Notary.......................................................   11

 11       Leased Parcel Summary........................................   12

 12       Rental Summary...............................................   14

                     FIFTEENTH SUPPLEMENTAL LEASE AGREEMENT

     THIS FIFTEENTH SUPPLEMENTAL LEASE AGREEMENT, made and entered into as of the first day of January, 1997, by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (herein sometimes referred to as "Authority"), a public and governmental body politic and corporate of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (herein sometimes referred to as "Tenant"), a corporation duly organized and existing under the laws of the State of Delaware and qualified to do business in the State of Tennessee.

                              W I T N E S S E T H:

     WHEREAS, Authority and Tenant on October 3, 1979 entered into a Consolidated and Restated Lease Agreement dated as of August 1, 1979; and

     WHEREAS, Authority and Tenant on April 7, 1981 entered into a First Supplemental Lease Agreement dated as of April 1, 1981 (the "First Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land, buildings, and equipment to be included in the Project as defined in the Lease Agreement all as set forth therein (such additional land, buildings, and equipment being defined therein and hereinafter referred to as the "1981 Federal Express Project"), all as set forth therein; and

     WHEREAS, the Authority and Tenant on May 6, 1982 entered into a Second Supplemental Lease Agreement dated as of January 1, 1982 (the "Second Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

     WHEREAS, Authority and Tenant on December 9, 1982 entered into a Third Supplemental Lease Agreement dated as of November 1, 1982 (the "Third Supplemental Lease

Agreement") so as to release certain items consisting of buildings and leased equipment in the 1981 Federal Express Project; and

     WHEREAS, Authority and Tenant on September 29, 1983 entered into a Fourth Supplemental Lease Agreement dated as of July 1, 1983 (the "Fourth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in the Project, all as set forth therein; and

     WHEREAS, Authority and Tenant on April 23, 1984 entered into a Fifth Supplemental Lease Agreement dated as of February 1, 1984 (the "Fifth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

     WHEREAS, Authority and Tenant on November 19, 1984 entered into a Sixth Supplemental Lease Agreement dated as of April 1, 1984 (the "Sixth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

     WHEREAS, Authority and Tenant on November 19, 1984 entered into a Seventh Supplemental Lease Agreement dated as of June 1, 1984 (the "Seventh Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

     WHEREAS, Authority and Tenant on November 4, 1988 entered into a Eighth Supplemental Lease Agreement dated as of July 1, 1988, (the "Eighth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

     WHEREAS, Authority and Tenant on July 12, 1989 entered into a Ninth Supplemental Lease Agreement dated as of June 1, 1989, (the "Ninth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

     WHEREAS, Authority and Tenant on October 1, 1991 entered into a Tenth Supplemental Lease Agreement dated as of October 1, 1991, (the "Tenth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

     WHEREAS, Authority and Tenant on July 1, 1994 entered into a Eleventh Supplemental Lease Agreement dated July 1, 1994, (the "Eleventh Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

     WHEREAS, Authority and Tenant on July 1, 1993 entered into a Twelfth Supplemental Lease Agreement dated July 1, 1993, (the "Twelfth Supplemental Lease Agreement") so as to release a certain parcel of land from the 1981 Federal Express Project as described on Exhibit 1 attached thereto; and

     WHEREAS, Authority and Tenant on June 1, 1995 entered into a Thirteenth Supplemental Lease Agreement dated June 1, 1995, (the "Thirteenth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project and so as to release a certain parcel of land from the 1981 Federal Express Project, all as set forth therein; and

     WHEREAS, Authority and Tenant on December 1, 1995 entered into a Fourteenth

Supplemental Lease Agreement dated January 1, 1996, (the "Fourteenth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

     WHEREAS, the said Consolidated and Restated Lease Agreement dated as of August 1, 1979, together with the First through the Fourteenth Supplemental Lease Agreements is herein referred to as the "Lease Agreement"; and

     WHEREAS, Authority and Tenant have agreed to further supplement the Lease Agreement so as to lease to Tenant certain additional land under this Fifteenth Supplemental Lease Agreement.

     NOW THEREFORE, for and in consideration of the mutual promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree, and each for itself does hereby covenant and agree, as follows:

     SECTION 1. DEFINITIONS. Except as otherwise provided herein, and unless the context shall clearly require otherwise, all words and terms used in this Fifteenth Supplemental Lease Agreement which are defined in the Lease Agreement, shall, for all purposes of this Fifteenth Supplemental Lease Agreement, have the respective meanings given to them in the Lease Agreement.

     SECTION 2. GRANTING OF LEASEHOLD. In addition to the lease and demise to Tenant of the land in the Lease Agreement, the Authority hereby leases and demises to Tenant, and Tenant hereby takes and hires from Authority, subject to the provisions and conditions set forth in the Lease Agreement and this Fifteenth Supplemental Lease Agreement, the additional land designated as new Lease Parcel 21 which is located on the Memphis-Shelby
County Airport Authority property situated in Memphis, Shelby County, Tennessee, and being more particularly described as follows:

                                    PARCEL 21
                           (E. TCHULAHOMA PARKING LOT)

     BEING PART OF THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (M.S.C.A.A.) PROPERTY SITUATED IN MEMPHIS, SHELBY COUNTY, TENNESSEE AND BEING ALL OF REVISED PARCEL 21 AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

     Commencing at a iron pin in the west line of Tchulahoma Road (106' R.O.W.) at the intersection of said west line with the projected centerline of Runway 27; thence run N 88DEG. 01'00"W with said centerline, 875.48' and N 1DEG. 59'00"E perpendicular to said centerline, 2111.31' to the point of beginning in the east line of said Tchulahoma Road for a northwest corner of an "18.427" acre tract recorded under Instrument No. P7-2839, Shelby County Register's Office (S.C.R.O.) and the southeast corner of this parcel; thence run N 33DEG. 24'36"W with the east line of said Tchulahoma Road, 57.95' to a point of curvature; thence run northwestwardly with said east line and with a curve to the right having a radius of 1379.39', along the arc, (central angle = 35DEG. 05'25", long chord bearing =N 15DEG. 51'53"W, long chord distance = 831.66') an arc distance of 844.80' to the point of tangency; thence run N 1DEG. 40'50"E continuing with said east line, 304.98' to a point for the southwest corner of a "20" acre tract and the northwest corner of this parcel; thence run S 88 16'58"E with the south line of said "20" acre tract, 796.68' to an iron pipe found for a northwest corner of said "18.427" acre tract and the northeast corner of this parcel; thence run S 1DEG. 34'23"W with a west line of said "18.427" acre tract, 1130.45' to an iron pipe found for an interior corner of said "18.427" acre tract and the southeast corner of this parcel; thence run
     N 89DEG. 55'20"W with a north line of said "18.427" acre tract, 514.98' to the point of beginning containing 19.134 acres or 833,476 square feet, more or less.

     SECTION 3. TERM; DELIVERY AND ACCEPTANCE OF POSSESSION. The terms of this Fifteenth Supplemental Lease Agreement shall commence on 12:01 A.M. on January 1, 1997, for the land described as Parcel 21 and shall expire at such time as the Lease Agreement shall expire, to-wit: August 31, 2012 or upon such earlier termination, extension or otherwise as provided therein. Authority shall deliver to Tenant sole and exclusive possession of that portion of the land, leased hereby as of the date commencement of the term hereof, subject however, to Authority's right-of-entry set forth in Section 21 of the Lease Agreement.

     SECTION 4. RENTAL. In addition and supplemental to the rentals required to be paid to the Authority pursuant to Section 5 of the Lease Agreement (including all prior supplement lease agreements), during the term of this Fifteenth Supplemental Lease Agreement, Tenant shall pay to the Authority in advance on the first business day of each month $6,778.94 in equal installments beginning January 1, 1997, a total rental payment of $81,347.26 per year, which the parties hereto agree is based upon an aggregate of 833,476 square feet of area at an annual rental rate of ($0.0976) per square foot.

     SECTION 5. HAZARDOUS SUBSTANCES/WASTE. Since earlier studies have identified the possibility that underground hazardous materials may be present in the northwest portion of Parcel 21, Tenant, at its own expense, agrees to arrange for a Phase 1 Environmental Survey on the land described as Parcel 21 by a reputable environmental consultant to determine the existence of Hazardous Substances. In the event that Hazard Substances are uncovered during excavation for the construction of a parking lot, and such Hazardous Substances, as defined herein, shall require special handling and disposal, then Authority shall grant to Tenant a rent credit equal to the reasonable documented costs paid by Tenant for the removal and disposal of Hazardous Substance(s) associated with Lease Parcel 21 exclusively.

      The term "HAZARDOUS SUBSTANCES," as used in this Fifteenth Supplemental Lease Agreement, shall mean (i) any hazardous or toxic substances, materials or wastes, including, but not limited to, those substances, materials, and wastes listed in the United States Department of Transportation Hazardous Materials Table (49 CFR Section 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto, (ii) designated as a "Hazardous Substance" pursuant to Section 311 of the Clean Water Act, 33

U.S.C. Section 1251 et seq. (33 U.S.C. Section 1321) or listed pursuant to
Section 307 of the Clean Water Act (33 U.S.C. Section 1317, (iii) defined as a "Hazardous Waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq. (42 U.S.C. Section 6903),or (iv) defined as "Hazardous Substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.Section 9601, et seq. 42 U.S.C. Section 9601) or any other substances, (including, without limitation, asbestos and raw materials which include hazardous constituents), the general, discharge or removal of which or the use of which is restricted, prohibited or penalized by any "Environmental Law," which term shall mean any Federal, State or local law, regulation, or ordinance relating to pollution or protection of the environment.

     SECTION 6. LEASE AGREEMENT STILL IN EFFECT; PROVISIONS THEREFORE APPLICABLE TO THIS SUPPLEMENTAL LEASE AGREEMENT. All of the terms, provisions, conditions, covenants and agreements of the Lease Agreement, as supplemented, shall continue in full force and effect as supplemented hereby, and shall be applicable to each of the provisions of this Fifteenth Supplemental Lease Agreement during the term hereof with the same force and effect as though the provisions hereof were set forth in the Lease Agreement.

     SECTION 7. DESCRIPTIVE HEADINGS. The descriptive headings of the sections of this Fifteenth Supplemental Lease Agreement are inserted for convenience of reference only and do not constitute a part of this Fifteenth Supplemental Lease Agreement and shall not affect the meaning, construction, interpretation or effect of this Fifteenth Supplemental Lease Agreement.

     SECTION 8. EFFECTIVENESS OF THIS SUPPLEMENTAL LEASE AGREEMENT. This Fifteenth Supplemental Lease Agreement shall become effective at 12:01 a.m. on January 1, 1997.

     SECTION 9. EXECUTION OF COUNTERPARTS. This Fifteenth Supplemental Lease Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     SECTION 10. SUMMARIES. For the convenience of both parties a leased parcel summary and a rental summary are attached to this lease agreement.

     IN WITNESS WHEREOF, THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY AND FEDERAL EXPRESS CORPORATION have caused this Fifteenth Supplemental Lease Agreement to be duly executed in their respective behalfs, as of the day and date first above written.

WITNESS:                               MEMPHIS-SHELBY COUNTY AIRPORT
                                       AUTHORITY

/s/ R. L. [illegible]                              BY:  /s/ LARRY D. COX
--------------------------------           ---------------------------------
Title:  DIRECTOR OF PROPERTIES         TITLE: PRESIDENT
       -------------------------             -------------------------------


Approved as to Form and Legality:

/s/ R. GRATTAN BROWN JR.
---------------------------------------------
R. Grattan Brown, Jr., Attorney for Authority



WITNESS:                               FEDERAL EXPRESS CORPORATION

/s/ ANN HOFF                           BY: /s/ GRAHAM R. SMITH
-----------------------                    ------------------------------
Title:  Project Coord.                 TITLE:  Vice President
       ----------------                       ---------------------------

(STATE OF TENNESSEE      )
(COUNTY OF SHELBY        )

     On this 4th day of October, 1996, before me appeared LARRY D. COX, to me personally known, who, being by me duly sworn (or affirmed), did say that he is the President of the Memphis-Shelby County Airport Authority, the within named Lessor, and that he as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Authority by himself as such President.

MY COMMISSION EXPIRES

       Feb. 23, 2000                             /s/ PAT STANFILL
--------------------------------          ------------------------------
                                                    Notary Public

(seal)





STATE OF TENNESSEE     )
COUNTY OF SHELBY       )

     On this 26 day of Sept., 1996, before me appeared Graham R. Smith, to me personally known, who, being by me duly sworn (or affirmed), did say that he is a Vice President of Federal Express Corporation, the within named Lessee, and that he as such Vice President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Corporation by himself as such Vice President.

MY COMMISSION EXPIRES

     10-1-96                                      /S/ SANDRA C. WAITS
---------------------                   ---------------------------------------
                                                     Notary Public

(seal)

                     FEDERAL EXPRESS LEASED PARCELS SUMMARY

PARCEL                                                           EFFECTIVE
LEASE          ACRES     SQUARE FEET         AGREEMENT           DATE
-----          -----     -----------         ---------           ---------
                         BASE-LEASE
                         ----------
Revised 9      128.469                       Consolidated &      08/01/79
                                             Restated

10             1.612           70,200        Consolidated &      08/01/79
                                             Restated

11             1.044          45,359         Consolidated &      08/01/79
                                             Restated


                              PREVIOUS SUPPLEMENTS

12             2.707          117,915        First               04/01/81
                                             Supplemental
13             6.860          298,830        Second              01/01/82
                                             Supplemental
14             14.586         635,377        Fourth              07/01/83
                                             Supplemental
15             12.689         552,723        Fourth              07/01/83
                                             Supplemental
Rev 16 18.281 (19.685)        796,312        Fifth               02/01/84
                                             Supplemental
Rev 17 119.616 (124.992)      5,210,477      Sixth               04/01/84
                                             Supplemental
18             2.717          118,353        Sixth               04/01/84
                                             Supplemental
19             41.606         1,812,352      Seventh             06/01/84
                                             Supplemental
25             0.435          18,933         Eighth              07/01/88
                                             Supplemental
20             11.275         491,127        Ninth               06/01/89
                                             Supplemental
27             11.192         487,512        Tenth               10/01/91
                                             Supplemental
32 (removed)   22.972         1,000,681      Twelfth             07/01/93
                                             Supplemental
27 A(West)     4.058          176,777        Eleventh            07/01/94
                                             Supplemental
27 B(West)     5.706          248,533        Eleventh            07/01/94
                                             Supplemental

PARCEL                                                           EFFECTIVE
LEASE          ACRES     SQUARE FEET         AGREEMENT           DATE
-----          -----     -----------         ---------           ---------
Southwest
Ramp           2.350     102,366             Eleventh            07/01/94
                                             Supplemental
33             8.998     391,942             Thirteenth          06/01/95
                                             Supplemental
36             3.050     132,837             Thirteenth          06/01/95
                                             Supplemental
Hangar 8 (removed)       36,946,33           Thirteenth          06/01/95
                                             Supplemental
34             9.951     433,461             Fourteenth          01/01/96
                                             Supplemental

                                   THIS SUPPLEMENT

21             19.134    833,476             Fifteenth           01/01/97
                                             Supplemental

                                        OPTIONS

22             3.521     153,394             Option, Expires 5/31/99
29             3.85      167,706             Option, Expires 9/30/96

                                      ASSIGNMENTS

23             5.923     258,008             Graber Assignment,
                                             Expires 12/31/2000
                                             Invoice FEC
                                             Next Increase 1/1/2001

24             9.964     434,030             Southwide Assignment
                                             Expires 5/14/2013
                                             Invoice FEC
                                             Next Increase 5/15/98

26             9.532     415,213             BICO Assignment,
                                             Expires 7/31/2021
                                             Invoice FEC
                                             Next Increase 8/01/96

28             10.68     465,221             Equitable Life Assignment
                                             Expires 5/14/2013
                                             Invoice FEC
                                             Next Increase 5/15/98

                            RENTAL - FEDERAL EXPRESS
                            Effective January 1, 1997

                                              Annual
Category                  Number of         Rental Rate
of Space                 Square Feet        Per Sq. Ft.      Annual Rental
--------                 -----------        ------------     -------------
Bldg. T-376                   1,240            1.221         $    1,514.04
Unimproved Ground         6,285,758            0.098            616,004.28
Improved Apron            2,395,802            0.122            292,287.84
Hangar Property              72,092.67         0.903             65,099.68
Hangar Office                28,000            1.465             41,020.00
International Park        8,721,224            0.171          1,491,329.30
Former IRS Facility       2,255,137.24                        1,200,000.00
                         -------------        ------         -------------
                         19,755,253.91        $.1422         $3,707,255.14


                               BREAKDOWN OF SPACE

                                           Sq. Ft.        Sq. Ft.
                                           -------        -------
Bldg. T-376       Parcel 4                   1,240
-----------                                  -----
                                                          1,240
Unimproved Ground Parcel 1                 130,900
----------------- Parcel 2                  50,000
                  Parcel 3                 192,400
                  Parcel 4                  32,540
                  Parcel 6                  89,700
                  Parcel 9               1,167,337
                  Parcel 19              1,812,362
                  Parcel 20                491,127
                  Parcel 27A               176,777
                  Parcel 27B               248,533
                  Southwest Ramp           102,366
                  Parcel 33                391,942
                  Parcel 36                132,837
                  Parcel 34                433,461
                  Parcel 21                833,476
                                           -------
                                                        6,285,758

Improved Apron    Parcel 1                 850,250
--------------    Parcel 2                 226,900
                  Parcel 7                 577,540
                  Parcel 9                 253,600
                  Parcel 27                487,512
                                           --------
                                                        2,395,802

                                           Sq. Ft.        Sq. Ft.
                                           -------        -------

Hangar Property   Parcel 1                  44,336
---------------   Parcel 2                  27,756.67
                                            ---------
                                                           72,092.67

Hangar Office     Parcel 1                   22,400
-------------     Parcel 2                    5,600
                                             ------
                                                           28,000

International
 Park             Parcel 5                  24,000
-------------     Parcel 8                 247,254
                  Parcel 9               1,586,172
                  Parcel 10                 70,200
                  Parcel 11                 45,359
                  Parcel 12                117,915
                  Parcel 13                298,830
                  Parcel 14                556,334
                  Parcel 15                552,723
                  Parcel 16                796,312
                  Parcel 17              4,288,839
                  Parcel 18                118,353
                  Parcel 25                 18,933
                                            ------
                                                        8,721,224

Former IRS Facility                      2,255,137.24   2,255,137.24
-------------------                      ------------   ------------

                                            TOTAL:     19,755,253.91